Impairment of intangible assets and property, plant and equipment	12 Months Ended
Dec. 31, 2017
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Impairment of intangible assets and property, plant and equipment

D.5. Impairment of intangible assets and property, plant and equipment

Goodwill

The recoverable amount of cash generating units (CGUs) is determined by reference to the value in use of each CGU, based on discounted estimates of the future cash flows from the CGU, in accordance with the policies described in Note B.6.1.

In light of changes to the operational structure of Sanofi during 2017, the goodwill previously allocated in full to the old Pharmaceuticals CGU was reallocated between the new Pharmaceuticals and Consumer Healthcare CGUs as of January 1, 2017, in accordance with the principles of IAS 36.

The reallocated goodwill was subject to impairment testing, which did not indicate any requirement to recognize impairment losses. Impairment testing was also carried out on the basis of the previous CGU structure, and this did not indicate any requirement to recognize impairment losses either.

The goodwill arising from the acquisition of Boehringer Ingelheim’s Consumer Healthcare business (see note D.1.) was allocated in full to the Consumer Healthcare CGU.

Goodwill is monitored internally at the level of each of the three current CGUs (Pharmaceuticals, Consumer Healthcare and Vaccines). Each of those CGUs reflects on a global scale all the key organizational components involved in commercial, R&D and industrial decision-making for that CGU. Sanofi believes those decisions have a significant influence on the generation of cash flows for each CGU.

The allocation of goodwill as of December 31, 2017 is shown below:

(€ million)	Pharmaceuticals	Consumer Healthcare	Vaccines	Total Sanofi
Goodwill	32,437	6,525	1,302	40,264

The value in use of each CGU was determined by applying an after-tax discount rate to estimated future after-tax cash flows.

A separate discount rate is used for each CGU to reflect the specific economic conditions of the CGU.

The rates used for impairment testing in 2017 were 7.25% for the Pharmaceuticals CGU, 7.50% for the Consumer Healthcare CGU, and 7.25% for the Vaccines CGU; an identical value in use for Sanofi as a whole would be obtained by applying a uniform 7.3% rate to all three CGUs.

The pre-tax discount rates applied to estimated pre-tax cash flows are calculated by iteration from the previously-determined value in use. Those pre-tax discount rates were 10.5% for the Pharmaceuticals CGU, 10.1% for the Consumer Healthcare CGU and 10.8% for the Vaccines CGU, and equate to a uniform rate of 10.5% for Sanofi as a whole.

The assumptions used in testing goodwill for impairment are reviewed annually. Apart from the discount rate, the principal assumptions used in 2017 were as follows:

∎	the perpetual growth rates applied to future cash flows were zero for the Pharmaceuticals CGU, 2% for the Consumer Healthcare CGU, and 0.5% for the Vaccines CGU;

∎	Sanofi also applies assumptions on the probability of success of current research and development projects, and more generally on its ability to renew the product portfolio in the longer term.

Value in use (determined as described above) is compared with the carrying amount, and this comparison is then subjected to sensitivity analyses by reference to the principal parameters, including:

∎	changes in the discount rate;

∎	changes in the perpetual growth rate; and

∎	fluctuations in operating margin.

No impairment of goodwill would need to be recognized in the event of a reasonably possible change in the assumptions used in 2017.

A value in use calculation for each of the CGUs would not result in an impairment loss using:

∎	a discount rate up to 1.3 percentage points above the rates actually used; or

∎	a perpetual growth rate up to 2.7 percentage points below the rates actually used; or

∎	an operating margin up to 3.8 percentage points below the rates actually used.

No impairment losses were recognized against goodwill in the years ended December 31, 2017, 2016 or 2015.

Other intangible assets

When there is evidence that an asset may have become impaired, the asset’s recoverable amount is calculated by applying an after-tax discount rate to the estimated future after-tax cash flows from that asset. This reflects the fact that in most instances, there are no market data that would enable fair value less costs to sell to be determined other than by means of a similar estimate based on future cash flows. For the purposes of impairment testing, the tax cash flows relating to the asset are determined using a notional tax rate incorporating the notional tax benefit that would result from amortizing the asset if its value in use were regarded as its depreciable amount for tax purposes. Applying after-tax discount rates to after-tax cash flows gives the same values in use as would be obtained by applying pre-tax discount rates to pre-tax cash flows.

The after-tax discount rates used in 2017 for impairment testing of other intangible assets in the Pharmaceuticals, Vaccines and Consumer Healthcare CGUs were obtained by adjusting Sanofi’s weighted average cost of capital to reflect specific country and business risks, giving after-tax rates in a range from 7.0% to 12.1%.

In 2017, impairment testing of other intangible assets (excluding software) resulted in the recognition of a €310 million net impairment loss (of which €17 million in Cost of sales), relating mainly to marketed products in the Vaccines segment (€190 million) and the Pharmaceuticals segment (€23 million), and to research and development projects in both those segments (€79 million). The impairment loss recognized for the Vaccines segment relates to intangible assets associated with the Dengue vaccine and arises from revisions to sales forecasts following results of long-term clinical trials and the resulting requirement to update the product label.

In 2016, impairment testing of other intangible assets (excluding software) resulted in the recognition of a €192 million net impairment loss, comprising €58 million on research and development projects in the Pharmaceuticals and Vaccines segments and €134 million on rights for a number of marketed products in the Pharmaceuticals segment.

In 2015, impairment testing of other intangible assets (excluding software) resulted in the recognition of a €767 million net impairment loss, comprising:

∎

€340 million on research and development projects in the Pharmaceuticals and Vaccines segments, in particular (i) Synvisc-One® in osteoarthritis of the hip and (ii) the rotavirus vaccine project (Shantha); and

∎

€427 million on rights for a number of marketed products in the Pharmaceuticals segment, in particular (i) Afrezza® in the United States following termination of the license and collaboration agreement with MannKind Corporation and (ii) Auvi-Q®/Allerject® in the United States and Canada following the voluntary recall of the product.

The amount of net impairment losses reclassified to Net income/(loss) of the exchanged/held-for-exchange Animal Health business in the year ended December 31, 2015 was €3 million.

Property, plant and equipment

Impairment losses taken against property, plant and equipment are disclosed in Note D.3.